Exhibit 3.95

STATE OF GEORGIA

Secretary of State

Corporations Division

313 West Tower

2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

Certified Copy

I, Brian P. Kemp, Secretary of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of

ADVANCED DISPOSAL SERVICES MACON, LLC

Domestic Limited Liability Company

Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the 3rd day of January, 2001 its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia. This Certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.

WITNESS my hand and official seal of the City of Atlanta and the State of Georgia on 6th day of November, 2012

Brian P. Kemp Secretary of State

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

TRAVIS M. TRIMBLE

P.O. BOX 6497

MACON, GA 312086497

CERTIFICATE OF ORGANIZATION

I, Cathy Cox, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that

LOVETT INDUSTRIES, LLC

A GEORGIA LIMITED LIABILITY COMPANY

has been duly organized under the laws of the State of Georgia on the effective date stated above by the filing of articles of organization in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

Cathy Cox

Secretary of State

ARTICLES OF ORGANIZATION

OF

LOVETT INDUSTRIES, LLC

The name of the limited liability company is Lovett Industries, LLC.

In witness whereof, the undersigned has executed these Articles of Organization this 30th day of December, 2000.

Travis M. Trimble

Organizer and Attorney

for the Company

Anderson, Walker & Reichert, LLP

P.O. Box 6497

Macon, Georgia 31208-6497

(912) 743-8651

OFFICE OF SECRETARY OF STATE

CORPORATIONS DIVISION

315 West Tower, #2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

(404) 656-2817

Registered agent, officer, entity status information via the internet http://www.sos.state.ga.us/corporations

CATHY COX

Secretary of State

WARREN RARY

Director

QUINTILIS B. ROBINSON

Deputy Director

TRANSMITTAL INFORMATION

GEORGIA LIMITED LIABILITY COMPANY

DO NOT WRITE IN SHADED AREA – SOS USE ONLY

DOCKET #01004096              PENDING #P368975              CONTROL #0101059

DOCKET CODE 356               DATE FILED 1/3/2001           AMOUNT RECEIVED

            CHECK/RECEIPT #

TYPE CODE GL         EXAMINER 44         JURISDICTION (COUNTY) CODE 011/Bibb

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM

1	3620719

LLC Name Reservation Number

Lovett Industries, LLC

LLC Name

2.	Travis M. Trimble (478) 743-8651

Applicant/Attorney          Telephone Number

PO Box 6497     Telephone Number

Address

Macon Georgia         31208-6497

City       State       Zip Code

3.	2723 Sheraton Drive, Building E, Suite 160

Principal Office Mailing Address

Macon Georgia         31204

City       State       Zip Code

4.	Travis M. Trimble

Name of Registered Agent In Georgia

606 Cherry Street, Suite 404

Registered Office Street Address in Georgia

Macon Bibb     GA       31201

City     County         State     Zip Code

5.	Name and Address of each organizer (Attach additional sheets if necessary)

Travis M. Trimble         PO Box 6497 Macon Georgia         31208

Organizer       Address       City       State       Zip Code

Organizer       Address       City       State       Zip Code

6.	Mail or deliver to the Secretary of State, at the above address, the following:

1)	This transmittal form

2)	Original and one copy of the Articles of Organization

3)	Filing fee of $75.00 payable to Secretary of State. Filing fees are NON-refundable.

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

ANDERSON, WALKER & REICHERT, LLP

TRAVIS M. TRIMBLE

SUITE 404 SUNTRUST BANK BUILDING MACON, GA 312086497

CERTIFICATE OF NAME CHANGE AMENDMENT

I, Cathy Cox, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that

LOVETT INDUSTRIES, LLC

A GEORGIA LIMITED LIABILITY COMPANY

has filed articles of amendment in the Office of the Secretary of State changing its name to

ADVANCED DISPOSAL SERVICES MIDDLE GEORGIA, LLC

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

Cathy Cox

Secretary of State

AMENDMENT TO ARTICLES OF ORGANIZATION

OF

LOVETT INDUSTRIES, LLC

1.	The name of the limited liability company is Lovett Industries, LLC

2.	The original Articles of Organization were filed on January 3, 2001.

3.	The Articles of Organization are hereby amended to change the name of the company to Advanced Disposal Services Middle Georgia, LLC.

4.	This Amendment is effective April 1, 2001.

This 15 day of March, 2001.

BY: ADVANCED DISPOSAL SERVICES MACON, LLC AS SOLE OWNER OF LOVETT INDUSTRIES, LLC

CONSENT FOR USE OF CORPORATE NAME

Advanced Disposal Services Atlanta, LLC hereby consents to allow another firm or entity to be formed or to exist in the state of Georgia under the name “Advanced Disposal Services Middle Georgia, LLC.

ADVANCED DISPOSAL SERVICES ATLANTA, LLC

BY:

Title

STATE OF GEORGIA

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

AMENDMENT

NAME CHANGE

I, Karen C Handel, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

ADVANCED DISPOSAL SERVICES MIDDLE GEORGIA, LLC

a Domestic Limited Liability Company

has filed articles/certificate of amendment in the Office of the Secretary of State on 08/13/2008 changing its name to

ADVANCED DISPOSAL SERVICES MACON, LLC

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/ certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on August 13, 2008

Karen C. Handel

Secretary of State

Karen C. Handel

Secretary of State

Office Of The Secretary Of State

Corporations Division

Articles Of Amendment

To Articles of Organization

Article One

The Name Of The Limited Liability Company Is:

Advanced Disposal Services Middle Georgia, LLC (Entity Control No. 0101059)

Article Two

The Date The Articles Of Organization Were Filed Was:

January 3,2001

Article Three

The Limited Liability Company Hereby Adopts The Following Amendment To Change The Name Of The Organization. The New Name Of The Organization Is:

Advanced Disposal Services Macon, LLC

IN WITNESS WHEREOF, the undersigned has executed these Articles Of Amendment